                                                                    EXHIBIT 10.2


                AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT

                  THIS AMENDMENT NO. 1 TO RECEIVABLES PURCHASE AGREEMENT, dated as of August 1, 2005 (this "AMENDMENT"), is entered into by and among DEJ 98 Finance, LLC, a Delaware limited liability company (the "SELLER"), Wolverine Finance, LLC, a Tennessee limited liability company, as initial servicer (the "SERVICER"), Wolverine Tube, Inc., a Delaware corporation, as performance guarantor (the "PERFORMANCE GUARANTOR" and, together with the Seller and the Servicer, the "SELLER PARTIES"), Blue Ridge Asset Funding Corporation, a Delaware corporation ("BLUE RIDGE"), and Wachovia Bank, National Association, individually (together with Blue Ridge, the "PURCHASERS"), and as agent for the Purchasers (together with its successors and assigns in such capacity, the "AGENT").

                              PRELIMINARY STATEMENT

                  The Seller Parties, the Purchasers and the Agent are parties to that certain Receivables Purchase Agreement dated as of April 28, 2005 (the "EXISTING AGREEMENT"). The parties wish to amend the Existing Agreement as hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. Definitions. Capitalized terms used and not otherwise defined herein are used with the meanings attributed thereto in the Existing Agreement.

                  2.  Amendments.

                  2.1. Section 6.2 of the Existing Agreement is hereby amended to (a) delete the word "and" at the end of indented clause (c)(ii) thereof, (b) delete the period at the end of indented clause (c)(iii) thereof and substitute "; and" in lieu thereof, and (c) insert the following new indented clause after indented clause (c)(iii):

                  (iv) Servicer shall have delivered to the Agent the calculation required by Section 7.1(j) of the ABL Credit Agreement for the Production Month then most recently ended.

                  2.2. Section 8.5 of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                  Section 8.5.  Periodic Reports.

                  (a) The Servicer shall prepare and forward to the Agent (i) on each Monthly Reporting Date, a Settlement Report and an electronic file of the data contained therein and (ii) upon two (2) Business Day's notice by Agent, a listing by Obligor of all Receivables together with an aging of such Receivables in an electronic file format satisfactory to the Agent; PROVIDED, HOWEVER, that the Agent



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         may request that the Servicer deliver a Settlement Report more frequently than monthly.

                  (b) The Servicer shall also prepare and forward to the Agent those items required by Sections 7.1(j), 7.1(k) and 7.1(l) of the ABL Credit Agreement.

                  2.3. Section 9.1(u) of the Existing Agreement is hereby amended and restated in its entirety to read as follows:

                           (u)(i) For the second fiscal quarter of 2005,
                  Consolidated EBITDA for the Consolidated Parties shall be greater than or equal to $19,250,000, calculated on a rolling four quarter basis.

                              (ii) Commencing with the Production Month of the
                  Consolidated Parties ending closest to September 30, 2005, Consolidated EBITDA for the Consolidated Parties shall be greater than or equal to the following amounts for the indicated Production Month, calculated on a rolling twelve-month basis:


                                                               Minimum Consolidated
                             Production Month                        EBITDA
               --------------------------------------------------------------------
                         9th Production Month 2005                 $15,000,000
               --------------------------------------------------------------------
                        10th Production Month 2005                 $10,000,000
               --------------------------------------------------------------------
                        11th Production Month 2005                 $10,000,000
               --------------------------------------------------------------------
                        12th Production Month 2005                 $10,000,000
               --------------------------------------------------------------------
                         1st Production Month 2006                 $10,000,000
               --------------------------------------------------------------------
                         2nd Production Month 2006                 $10,000,000
               --------------------------------------------------------------------
                         3rd Production Month 2006                 $15,750,000
               --------------------------------------------------------------------
                         4th Production Month 2006                 $18,000,000
               --------------------------------------------------------------------
                         5th Production Month 2006                 $20,000,000
               --------------------------------------------------------------------
                         6th Production Month 2006                 $22,000,000
               --------------------------------------------------------------------
                         7th Production Month 2006                 $24,000,000
               --------------------------------------------------------------------
                         8th Production Month 2006                 $26,000,000
               --------------------------------------------------------------------
                         9th Production Month 2006                 $28,000,000
               --------------------------------------------------------------------

                              (iii) Commencing with the fiscal quarter of the
                  Consolidated Parties ending closest to December 31, 2006, and for each fiscal quarter thereafter, Consolidated EBITDA for the Consolidated Parties shall be greater than or equal to $32,000,000, calculated on a rolling four quarter basis.

                  2.4. Section 9.1(v) of the Existing Agreement is hereby deleted in its entirety.

                  2.5. The following new definitions are hereby inserted in
Exhibit I to the Existing Agreement in their appropriate alphabetical order:

                  "PRODUCTION MONTH" shall have the meaning specified in the ABL Credit Agreement.


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

                  "STRESS FACTOR" means, for any Calculation Period, a number greater than or equal to 2 and less than or equal to 3 selected by the Agent from time to time in its sole discretion and notified to the Seller Parties upon not less than 2 Business Days' written notice.

                  "2009 SENIOR NOTE INDENTURE" shall have the meaning specified in the ABL Credit Agreement.

                  2.6. The definitions in Exhibit I to the Existing Agreement of the terms set forth below are hereby amended and restated in their entirety to read, respectively as follows:

                  "CONSOLIDATED EBITDA" has the meaning specified in the ABL Credit Agreement.

                  "DILUTION RESERVE" means, for any Calculation Period, the product (expressed as a percentage) of:

                  (a) the sum of (i) the Stress Factor times the Adjusted Dilution Ratio as of the immediately preceding Cut-Off Date, PLUS (ii) the Dilution Volatility Component as of the immediately preceding Cut-Off Date, TIMES

                  (b) the Dilution Horizon Ratio as of the immediately preceding Cut-Off Date.

                  "LOSS RESERVE" means, for any Calculation Period, the product (expressed as a percentage) of (a) the Stress Factor, times (b) the highest average of Default Ratios for any consecutive three-month period occurring during the 12 Calculation Periods ending on the immediately preceding Cut-Off Date, times (c) the Default Horizon Ratio as of the immediately preceding Cut-Off Date.

                  3. Representations.

                  3.1. Each of the Seller Parties represents and warrants to the Purchasers and the Agent that it has duly authorized, executed and delivered this Amendment and that the Existing Agreement, as amended hereby, constitutes, a legal, valid and binding obligation of such Seller Party, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability).

                  3.2. Each of the Seller Parties further represents and warrants to the Purchasers and the Agent that, after giving effect to this Amendment, each of its representations and warranties set forth in Section 5.1 of the Existing Agreement is true and correct as of the date hereof and that no Amortization Event or Unmatured Amortization Event exists as of the date hereof and is continuing.

                  4. Conditions Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Agent of:


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

                  (a) a counterpart hereof duly executed by each of the parties hereto,

                  (b) a fully-earned and non-refundable amendment fee of $75,000 in immediately available funds; and

                  (c) a copy of an amendment to the minimum Consolidated EBITDA covenant in the ABL Credit Agreement to make it consistent with the amendment set forth in Section 2.3 above, duly executed by the agent and lender(s) thereunder.

                  5.  Miscellaneous.

                  5.1. Except as expressly amended hereby, the Existing Agreement shall remain unaltered and in full force and effect, and each of the parties hereby ratifies and confirms the Existing Agreement and each of the other Transaction Documents to which it is a party. Without limiting the generality of the foregoing, the Performance Guarantor hereby specifically ratifies and confirms the Performance Undertaking and agrees that it remains unaltered and in full force and effect.

                  5.2. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW.

                  5.3. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Delivery of any executed counterpart by facsimile or electronic mail with an attached image of such executed counterpart shall have the same force and effect as delivery of an originally executed counterpart.

                            (Signature pages follow)





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


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.


                                       DEJ 98 FINANCE, LLC


                                       By: /s/ Thomas B. Sabol
                                       Name: Thomas B. Sabol
                                       Title:  Manager




                                       WOLVERINE FINANCE, LLC


                                       By: /s/ Thomas B. Sabol
                                       Name: Thomas B. Sabol
                                       Title:  Vice Manager & Treasurer











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

                                   WOLVERINE TUBE, INC.


                                   By: /s/ Thomas B. Sabol
                                   Name: Thomas B. Sabol
                                   Title: Senior V.P. & Chief Financial Officer



















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





                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        individually and as Agent


                                        By: /s/ Elizabeth R. Wagner
                                            Name: Elizabeth R. Wagner
                                            Title: Managing Director
















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





                                       BLUE RIDGE ASSET FUNDING CORPORATION

                                       BY:  WACHOVIA CAPITAL MARKETS, LLC,
                                            ITS ATTORNEY-IN-FACT


                                       By:  /s/ Douglas R Wilson Sr
                                                Name: Douglas R. Wilson, Sr.
                                                Title: Vice President
















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